                                                                 EXHIBIT 10.1(d)


                     FIRST AMENDMENT TO MANAGEMENT AGREEMENT
                             OF LAREDO THEATRE, LTD.


         This Amendment to Management Agreement (the "Amendment") is effective as of December 10, 2003 (the "Effective Date") by and between CNMK Texas Properties, Ltd., a Texas limited partnership as successor in interest to Cinemark USA, Inc. ("Manager"), and Laredo Theatre, Ltd., a Texas limited partnership ("Owner").


                                    RECITALS:

         A. Owner and Manager are parties to that certain Management Agreement effective as of December 10, 1993 (the "Original Agreement").

         B. The parties hereto desire to amend the Original Agreement to extend its term in accordance with the provisions of this Amendment.

         C. Unless otherwise defined herein, all capitalized terms used herein shall have the same meanings as in the Original Agreement unless otherwise defined herein.

         NOW, THEREFORE, BE IT RESOLVED, that in consideration of the above premises and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

         1. Extension of Term. The parties hereto agree that Section 5(a) of the Original Agreement is hereby amended to renew and extend the term of the Original Agreement for a period of five (5) years from the Effective Date of this Amendment, which term will expire on December 10, 2008.

         2. Ratification. Except as hereby expressly amended, the Original Agreement shall remain in full force and effect, and is hereby ratified and confirmed in all respects on and as of the date hereof.




                            [SIGNATURE PAGE FOLLOWS]

         IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.


                              CNMK TEXAS PROPERTIES, LTD.

                              By:  SUNNYMEAD CINEMA CORP.,
                                   its General Partner


                              By:  /s/ Michael Cavalier
                                   --------------------------------------------
                              Name: Michael Cavalier
                              Title: Vice President-General Counsel



                              LAREDO THEATRE, LTD.

                              By:  CNMK TEXAS PROPERTIES, LTD.,
                                   its General Partner

                                      By:  SUNNYMEAD CINEMA CORP.,
                                           its General Partner

                                       By:  /s/ Michael Cavalier
                                            -----------------------------------
                                       Name:  Michael Cavalier
                                       Title: Vice President-General Counsel





                                       2